Fees Summary	Apr. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	552.40
Total Transaction Valuation	4,000,000.00
Total Offset Amount	0.00
Net Fee	$ 552.40